Aerie Pharmaceuticals, Inc. January 11-14, 2016 Building a Major Ophthalmic Pharmaceutical Company Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results
for
Rhopressa
TM
relate
to
the
results
in
its
first
Phase
3
registration
trials,
Rocket
1
and
Rocket
2,
and
for
Roclatan
TM
relate
to
the
results
in
its
Phase
2b
clinical
trial.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,”
“plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Current Aerie
Products:
Once-Daily
IOP-Lowering
Eye Drops for
Glaucoma
Pre-Clinical
Research
Findings
•
Rhopressa™
shows potential to modify diseased tissue
•
May block fibrotic response, increase perfusion
•
AR-13154
shows potential for the treatment of wet AMD
•
May
inhibit
ROCK/JAK/PDGFR-
,
lesion
size
reduction
exceeds market-leading product
•
In-licensing opportunities
•
GrayBug
drug
delivery
and
Ramot
small
molecule
anti-beta
amyloid for neuroprotection and dry AMD
•
Rhopressa™ (netarsudil ophthalmic solution) 0.02%
•
Inhibits ROCK and NET, lowers EVP, targets diseased tissue
•
Successful  P3 trials; NDA filing expected  Q3 2016
•
Roclatan™
•
Fixed combination of Rhopressa™ and latanoprost
•
P3 in process; topline efficacy expected Q3 2016
•
Potentially most efficacious IOP-lowering therapy
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
Aerie
Products
-
Full
patent
protection
through
at
least
2030;
Blockbuster
Potential

increase
Decreases Fluid
Inflow/Production
(Ciliary Processes)
Increases Fluid Outflow:
Secondary Drain
(Uveoscleral Pathway)
Increases Fluid Outflow:
Primary Drain-Trabecular Meshwork (TM )
Lowers
Episcleral Venous Pressure
(EVP )
Rhopressa™
Rhopressa™
Roclatan™
Roclatan™
AA, BB, CAI
AA, BB, CAI
PGAs
PGAs
Aerie Products Cover the IOP-lowering Spectrum

FY 2014 U.S. Glaucoma Market = $2.2B; 33M TRx
2014 U.S. Glaucoma TRx Market Share
Bimatoprost
Travoprost
Latanoprost
BB
Non-PGA Fixed Combo
AA
CAI
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Source: IMS MIDAS. IMS NPA
Adjunctive Therapy Market
Non-PGA Products
Initial Therapy Market
PGA Products
10%
9%
33%
14%
15%
10%
8%

Rhopressa™
and Roclatan™
Market Positioning
*Data on file
Future drug of choice as adjunctive
therapy to PGAs when additional
IOP lowering is desired
Initial therapy for PGA non-
responders and those with
tolerability concerns
Normal-tension glaucoma (60% of
newly diagnosed patients have IOP
below 21 mmHg per Baltimore Eye
Survey)
Triple-Action*
Rhopressa™
Future drug of choice for patients
requiring maximal IOP lowering
Patients using two or more
glaucoma therapies
Patients with high or very high IOP
Patients at any IOP with significant
disease progression
Quadruple-Action*
Roclatan™
Commercialization
Strategy
–
Now
in
Launch
Mode
North America : ~100 sales reps targeting ~10,000 high prescribers
Europe and Japan: Currently exploring opportunities

Rhopressa™ Trials for Q3 2016 NDA Submission
“Rocket 1”
90-Day Efficacy
Registration Trial
U.S.
Rhopressa™ 0.02% QD
~200 patients
timolol BID
~200 patients
(Total enrollment: 411 patients)
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
Rhopressa™ 0.02% QD
~230 patients
Rhopressa™ 0.02% BID
~230 patients
timolol BID
~230 patients
(Total enrollment: 756 patients)
ClinicalTrials.gov Identifier: NCT02207491, NCT02207621

Rhopressa™ Trials for IND and EU Filing;
Not Needed for NDA Filing
ClinicalTrials.gov Identifier: NCT02246764, NCT02558374
“Rocket 4”
3 Month Efficacy
6 Month Safety
Rhopressa™ 0.02% QD
~350 patients
timolol BID
~350 patients
“Rocket 3”
One Year Safety
Registration Trial
Canada
Rhopressa™ 0.02% QD
~90 patients
Rhopressa™ 0.02% BID
~90 patients
timolol BID
~60 patients

Rhopressa™ Registration Trial Overview
AR-13324-CS301 and CS302 study protocols, FDA End of Phase 2 meeting minutes, Pre-NDA meeting minutes
Non-inferiority design vs. timolol
95% CI within 1.5 mmHg at all time points, within 1.0 mmHg at a majority of time points
Rocket 2 primary efficacy endpoint: mean IOP at all time points through
Day 90 (for maximum baseline IOP <25 mmHg)
Data from Rocket 1 is supportive
FDA discussions on design of Phase 3 studies
Minimum of 100 Rhopressa
TM
QD patients with 12 months of safety data
needed for NDA filing
Should meet efficacy requirements for European filing
Rocket 4 adds adequate Rhopressa
TM
patients for 6 months EU safety data

Rocket 2 Study Enrollment Overview
•
Study population for Rocket 2 included subjects with baseline IOP
>20mmHg and < 27mmHg (756 randomized subjects)
•
Primary efficacy endpoint included only those subjects who had a maximum baseline IOP < 25 mmHg (477 randomized subjects)
•
Of the 477 subjects with baseline IOP <25, 74 had a major protocol deviation
(deemed
likely
to
affect
the
primary
efficacy
measure
-
e.g.,
investigator enrolling ineligible patient)
Rocket 2 Topline 3-month interim efficacy and safety analysis
756 randomized
<27mmHg
477 randomized
<25 mmHg
403 Per Protocol
<25mmHg

AR-13324 0.02% q.d. (n=129)
AR-13324 0.02% b.i.d (n=132)
Timolol 0.5% (n=142)
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

AR-13324 0.02% (n=107)
Timolol 0.5% (n=120)
mmHg +/- SEM
25
24
23
22
21
20
19
18
17
16
15
Pre-Study
8AM Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

11 Rocket 2 and Rocket 1 Performance Maximum Baseline IOP <25 mmHg Rocket 2 Rocket 1

Rhopressa
TM
Rocket 2, Per Protocol <25 mmHg
Summary
•
Upper 95% CI   1.5
mmHg at all time
points,
1.0 at
majority (6/9) time
points
•
Meets the criteria
for demonstrating
non-inferiority
•
ITT and LOCF
analyses also
achieved
non-inferiority
Rhopressa™
QD
Timolol
BID
N=129
N=142
Baseline
8:00 AM
22.5
22.5
10:00 AM
21.3
21.3
4:00 PM
20.4
20.7
Mean Diurnal
21.4
21.5
Day 15
8:00 AM
18.1
17.7
0.4
(-0.3, 1.0)
10:00 AM
16.7
16.9
-0.2
(-0.8, 0.4)
4:00 PM
16.7
16.8
-0.2
(-0.8, 0.5)
Mean Diurnal
17.2
17.2
0.0
(-0.5, 0.6)
Day 43
8:00 AM
18.0
17.5
0.5
(-0.1, 1.1)
10:00 AM
17.0
16.6
0.3
(-0.3, 1.0)
4:00 PM
17.0
16.6
0.4
(-0.2, 1.0)
Mean Diurnal
17.3
16.9
0.4
(-0.2, 1.0)
Day 90
8:00 AM
18.2
17.5
0.8
(0.0, 1.5)
10:00 AM
17.0
16.9
0.1
(-0.6, 0.8)
4:00 PM
17.1
17.0
0.2
(-0.6, 0.9)
Mean Diurnal
17.4
17.1
0.3
(-0.3, 1.0)
(95% CI)
Mean IOP
Rhopressa™
– Timolol

Summary of Patients Using PGAs Prior to
Rhopressa™ in Clinical Trials
There was a synergistic effect with patients previously on a PGA in Rocket 2 that was more pronounced in Rocket 1
Differences between Rocket 2 and Rocket 1 Rhopressa™ efficacy may have resulted from a more effective washout of PGAs in the
Rocket 2 trial
Synergy was statistically significant in both Rocket 1 and Rocket 2
Retrospective analysis of Phase 2 trial results shows prior PGA use
enhanced
Rhopressa
TM
IOP-lowering
by
1
mmHg
(p=0.007)
and 1.2 mmHg (p=0.002) at weeks 2 and 4, respectively, relative to subjects not previously on PGA
Synergistic effect may explain the very high efficacy observed in the Roclatan
TM
(combo of Rhopressa
TM
with latanoprost) P2b trial
Rocket 2 3-month Topline results

Rocket 2 QD Safety/Tolerability (Days 15-90)
Rocket 2 3-month Topline results
There
were
no
drug-related
serious
adverse
events
(SAEs)
The
most
common
adverse
event
was
conjunctival
hyperemia
~20% of subjects had mild hyperemia at baseline
Rhopressa
TM
QD: Incidence increased ~35%, with 83% scored as
mild and 16% moderate
Other ocular AEs
AEs
occurring
in
~5-15%
of
subjects
receiving
Rhopressa
TM
QD
included: conjunctival hemorrhage, corneal deposits, and blurry vision

Further
Insights
on
Rhopressa
TM
Hyperemia
Mean Hyperemia Severity Score
Hyperemia severity
0 = none
1 = mild
2 = moderate
3 = severe
Rhopressa™ mean
hyperemia score is
<1 across all visits
Data on File: Mean Rocket 2 hyperemia score, 8 AM
When present, hyperemia was typically sporadic
A majority of subjects had hyperemia at only 1 or 2 study visits
0.0
0.5
1.0
1.5
2.0
2.5
3.0
Baseline
Week 2
Week 6
Month 3
Visits
AR-13324 0.02% QD (N=251)

Rhopressa™ Hyperemia is Within the Range of
the Three Leading PGA Medications
* Parrish et al., American Journal of Ophthalmology, Vol. 135, No. 5 (2003); 3 month head to head study of latanoprost, bimatoprost and travoprost
Latanoprost
47%
40%
50%
60%
70%
Travoprost
58%
Bimatoprost
69%
Rhopressa™
~52%
++
++
Data on File; Mean Rocket 1 and Rocket 2 rates of hyperemia
Incidence of Hyperemia Adverse Events*
Includes all physician and patient reported hyperemia adverse events

Rhopressa
TM
Status
Preparing to file NDA for Rhopressa™ QD in Q3 2016:
-
Successful
Rocket
2
is
pivotal
–
non-inferior
to
timolol
-
Rocket
1
successful
at
secondary
endpoint
range
–
supportive
-
One year safety and product stability in process
Rocket 4 commenced September 2015:
-
Adds adequate Rhopressa™ patients for 6 months EU Safety
-
Not required for NDA filing
-
700
total
patients
–
Rhopressa™
QD
vs.
timolol
BID
-
Same clinical endpoint ranges as Rocket 2
-
90-day efficacy readout expected in Q4 2016

Rhopressa
TM
Advantages*
*Data on file
Demonstrated once-daily IOP lowering in Phase 3 trials
Triple mechanism of action
Potential PGA Synergy
More consistent IOP-lowering across baselines than PGAs and timolol
No systemic side effects
Targets diseased trabecular meshwork in glaucoma
Potential to preserve health of trabecular outflow pathway
Anti-fibrotic effect demonstrated preclinically in human trabecular meshwork cells
Increased perfusion demonstrated preclinically in human trabecular meshwork and episcleral tissues

Roclatan™ Phase 2b Clinical Trial Design
Phase 2b Protocol
Roclatan™ 0.01%
vs.
Roclatan™ 0.02%
vs.
Rhopressa™ 0.02%
vs.
latanoprost
All Dosed QD PM
~300 Patients
28 Days
Primary efficacy endpoint:
Mean diurnal IOP on Day 29
Two concentrations of
Roclatan™ vs. Rhopressa™
0.02% and latanoprost
Trial design follows FDA
requirement for fixed-dose
combination
Statistically significant difference
at measured time points
Higher combo efficacy vs.
components of at least 1–3
mmHg, as previously accepted
by FDA for product approval

Mean IOP at Each Time Point
Primary Efficacy Measure
0.02% Roclatan™ Achieved Statistical Superiority Over
Individual Components at All Time Points (p<0.001)
Roclatan™ Phase 2b, Intent to Treat
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
Pre-
8AM
8AM
10AM
4PM
8AM
10AM
4PM
8AM
10AM
4PM
8AM
10AM
4PM
8AM
Study
Qual
1
Baseline
Day 8
Day 15
Day 29
Day 30
0.02% Rhopressa™ (n=78)
0.005% Latanoprost (n=73)
0.02% Roclatan™ (n=72)

Day 29: % of Patients with IOP Reductions of    20%
Roclatan™ Phase 2b Responder Analysis:
Goal is to Achieve Lowest IOP Possible
Source: Lewis RA, Levy B, Ramirez N, Kopczynski CC, Usner DW, Novack GD for the PG324-CS201 Study Group. Fixed-dose combination of
AR-13324 and latanoprost: a double-masked, 28-day, randomised, controlled study in patients with open-angle glaucoma or ocular hypertension.
Br J Ophthalmol 2015;0:1–6. doi:10.1136/bjophthalmol-2015-306778
9%
17%
23%
45%
67%
11%
28%
46%
65%
81%
32%
50%
63%
81%
93%
0%
20%
40%
60%
80%
100%
40%
35%
30%
25%
20%
Reduction
0.02% Rhopressa™ (n=78)
0.005% Latanoprost (n=73)
0.02% Roclatan™ (n=72)

Roclatan™ Phase 2b Responder Analysis:
Goal is to Achieve Lowest IOP Possible
Day
29:
%
of
Subjects
with
IOP
Reduced
to
<
18
mmHg
Source: Lewis RA, Levy B, Ramirez N, Kopczynski CC, Usner DW, Novack GD for the PG324-CS201 Study Group. Fixed-dose combination of
AR-13324 and latanoprost: a double-masked, 28-day, randomised, controlled study in patients with open-angle glaucoma or ocular hypertension.
Br J Ophthalmol 2015;0:1–6. doi:10.1136/bjophthalmol-2015-306778
0.02% Rhopressa™ (n=78)
0.005% Latanoprost
(n=73)
0.02% Roclatan™ (n=72)
10%
21%
24%
39%
8%
18%
29%
47%
38%
46%
57%
69%
Reduction
22
0%
20%
40%
60%
80%
100%
<
15 mmHg
<
16 mmHg
<
17 mmHg
<
18 mmHg

Roclatan™ Registration Trial Design
“Mercury 1”*
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
“Mercury 2”
90-Day Efficacy
Registration Trial
U.S. and Canada
“Mercury 3”
6 Mo. Efficacy and
Safety
Registration Trial
Europe
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients
Roclatan™ QD
~230 patients
Comparator (TBD)
~230 patients
*ClinicalTrials.gov Identifier: NCT02558400
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients

Expanding to Europe and Japan
Europe
Current clinical plan expected to satisfy EU regulatory requirements
(including
Rocket
4
for
Rhopressa
and
Mercury
3
for
Roclatan
)
Establishing KOL relationships in top 5 countries
Targeting completion of EU commercialization strategy by YE16
Expect to file EU MAA for Rhopressa™
by approximately mid-2017
Japan
Discussions regarding potential Rhopressa™
out-licensing are ongoing
Also preparing to advance clinical development on our own
Expect PMDA meeting in 1H16 to confirm path to approval
Prepared to secure a CRO relationship in 2016 to conduct trials
™
™

Enhancing the Aerie Pipeline
Rhopressa
TM
Disease
modification
potential
–
anti-fibrotic
and
increased
perfusion
Neuroprotection
potential
From
our
owned
molecule
library
–
preclinical
AR-13154
for
wet
AMD and diabetic retinopathy
In-licensing
opportunities
–
GrayBug
for
sustained
drug
delivery
and Ramot product EG-30, anti-beta amyloid, for neuroprotection and dry AMD
preclinical
findings

β
β
Fibrosis markers
SMA
FSP1
Collagen 1A

β

β

β

AR-13324* May Have Anti-Fibrotic Activity in
Human Trabecular Meshwork Cells
AR-13324 May Block TGF-beta-Induced Expression of Fibrosis
Proteins in Human TM Cells
Vasanth Rao Lab, Duke University
Control
TGF
2 (8ng/ml)
TGF
2 (8 ng/ml) +
AR-13324 (500nM)
•
Active
ingredient
of
Rhopressa™;
TGF
2:
Transforming
growth
factor
2;
SMA:
Smooth
muscle
actin;
FSP1:
Fibroblast-specific
protein
1
•
Pattabiraman,
Padmanabhan
P.,
et.
Al.,
(2015
March)
“Effects
of
Rho
Kinase
inhibitor
AR-13324
on
actin
cytoskeleton
and
TGF
2
and
CTGF-
induced fibrogenic activity in Human Trabecular Meshwork Cells”.

OS
S
Anterior View
OD
S
T
N
T
I
I

60.00
50.00
40.00
30.00
20.00
10.00
0.00
Control
AR-13324

+ AR-13324
Control
AR-13324* May Increase Perfusion of TM Outflow
Tissues
Dan Stamer (Duke), Haiyan Gong (Boston University)
AR-13324’s Ability to Potentially Increase Perfusion of TM Should Provide
More Nutrients and Antioxidants to the TM
Left (OS) and right (OD) eyes perfused with fluorescent microbeads
Control = buffered saline solution
*Active ingredient of Rhopressa™
** Percent Effective Filtration Area
Anterior PEFA** (%)

Laser-induced
choroidal
neovascularization
(CNV) in rats
Compounds delivered
by intra-vitreal injection
AR-13154
vs.
Eylea
®
in
Preclinical
AMD
Model
ROCK/JAK2/PDGFR
Inhibitor AR-13154 Numerically More Effective than
Eylea in Rat Model of AMD
20000
30000
40000
50000
60000
70000
80000
90000
100000
110000
Saline
n=49
0.06 ug/mL
AR-13154
n=28
0.6 ug/mL
AR-13154
n=25
6 ug/mL
AR-13154
n=25
800 ug/mL
Eylea
n=20
Total CNV Lesion Area (Day 21)
**
*
*
p<0.05 vs. Saline
**
p<0.001
®

Normoxia
Vaso-obliteration
Neovascularization
Regression
P0
P7
P12
P17
P25
Room Air
75% Oxygen
Room Air
Vessel Loss
Proliferation
NV Regression

Topical AR-13154(S) Reduces Neovascularization
in Model of Proliferative Diabetic Retinopathy
Oxygen-induced
retinopathy model of
PDR (mouse)
0.06% AR-13154(S)
delivered topically
from P12 to P17
AR-13154(S)
reduced retinal
neovascular area by
38% (p < 0.05)
No Treatment
P17 Retina
+ AR-13154(S)
P17 Retina

Aerie Research Collaborations
GrayBug
Drug delivery technology spin-out from Johns Hopkins University
Sustained release injectable technology with capability of delivering compounds to the front and back of the eye
Biodegradable polymer technology with potential for multi-month delivery
Efforts initially focused on delivery of AR-13154 to back of the eye
Ramot at Tel Aviv University
Pre-clinical anti-beta amyloid small molecule product candidate (EG 30)
Potential for neuroprotection in glaucoma and reduction of geographic atrophy in advanced dry AMD
Collaboration and license agreement covering all ophthalmic indications

Summary
•
Key Clinical Priorities
•
Rhopressa
TM
:
•
Roclatan
TM
:
•
Research Initiatives
•
Rhopressa™ disease modification and neuro-protection
•
AR-13154 potential in wet AMD, etc.
•
Evaluating Aerie’s 3,000+ owned molecules
•
Business Development Opportunities
•
Evaluating
additions
to
ophthalmic
product
pipeline
-
e.g.,
Ramot
•
Drug
delivery
opportunities
for
front
and
back
of
the
eye
-
e.g.,
GrayBug
Note: As of September 30, 2015, Aerie had $163 million of cash and marketable securities on the balance sheet
NDA filing expected  Q3 2016
Rocket 4 in process (not required for NDA filing)
Mercury 1 in process; topline
efficacy Q3 2016
Mercury 2 commences Q1 2016

2016
2017
Rhopressa
TM
and Roclatan
TM
Key Milestones
Q3-2017: Roclatan™
P3
Mercury
1
Topline
safety (12 mos)
End-2017: Roclatan™
NDA
filing
expected
1H-2017: Roclatan™
P3
Mercury
3
(EU)
to
be
initiated
Q1-2016: Rhopressa™
Rocket 2 Topline safety (12 mos)
Q3-2016: Rhopressa™
NDA filing
expected
Q4-2016: Rhopressa™
Rocket 4 Topline efficacy (3 mos)
Q3-2016: Roclatan™
P3 Mercury 1
Topline efficacy (3 mos)
Q2-2017: Roclatan™
P3 Mercury 2
Topline efficacy (3 mos)
Q1-2016: Roclatan™
P3
Mercury
2
to
be
initiated

Building a Major Ophthalmic Pharmaceutical Company